SUPPLEMENT DATED JULY 17, 2023 TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES DATED MAY 1, 2023 AND SEPTEMBER 1, 2022, as supplemented, AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectuses, Prospectuses and Statement of Additional Information for VanEck ETF Trust (the “Trust”) regarding VanEck China Growth Leaders ETF, VanEck ChiNext ETF and VanEck China Bond ETF (each, a “Fund,” together, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective on or about January 12, 2024 (the “Effective Date”), China Asset Management (Hong Kong) Limited (the "Sub-Adviser") will no longer serve as a sub-adviser to the Funds. Accordingly, on the Effective Date, all references to the Sub-Adviser in each Fund's Summary Prospectus, Prospectus and SAI will be removed. Van Eck Associates Corporation, the Funds' investment adviser, is evaluating the management of the Funds after the Effective Date.

Please retain this supplement for future reference.